REPORT FROM THE INVESTMENT ADVISER
--------------------------------------------------------------------------------

MARK SILVERSTEIN, PORTFOLIO MANAGER OF THE BEA SHORT DURATION PORTFOLIO, ANSWERS SOME OF THE MOST COMMONLY ASKED QUESTIONS ABOUT THE PORTFOLIO.

Q. HOW WOULD YOU ASSESS THE PORTFOLIO'S PERFORMANCE DURING 1995?

A. For the year ended December 31, 1995, the Portfolio's total return was between 7.67% and 8.30%, depending on the class of shares, which have different fee structures. In comparison, the Portfolio's unmanaged benchmark, the Merrill Lynch 1-3 Year Government/Treasury Bond Index, produced a total return of 10.99%. The Portfolio's performance benefited from sharply falling interest rates on one- to three-year securities, which boosted prices of these securities. Although the federal funds rate changed little in 1995, interest rates on one-year U.S. Treasury securities fell two full percentage points, from 7.16% to 5.13%. The two-year bond yield fell 2.5 percentage points, from 7.69% to 5.15%. (The federal funds rate, the overnight rate banks charge each other, is a bellwether for very short-term interest rates.)

The Portfolio was able to take advantage of favorable market conditions across a spectrum of maturities. Although the Portfolio's average duration remains at about one year, the Portfolio contains a combination of bonds maturing in one year, as well as a significant number of securities with two- to three-year maturities.

Q. WHAT IS YOUR PRESENT STRATEGY?

A. Our current strategy remains unchanged, namely, to remain diversified across the maturity spectrum. By doing so, the Portfolio can benefit from capital appreciation on longer-term securities when interest rates fall. At the same time, having short-term instruments provides stability during periods of interest-rate volatility, since short-term securities are less sensitive to changes in rates. In addition, the Portfolio is diversified from a sector perspective, with holdings in asset-backed securities, high-grade corporate bonds, European bank debt and mortgage-backed securities.

Q. HOW HAS YOUR PORTFOLIO COMPOSITION CHANGED?

A. Rather than seek higher yields by lowering credit standards, we have ventured into additional sectors of the short-term bond market. In addition, the Portfolio's increased position in European bank debt reflects our belief that European banks are about to have some very good years, just as the U.S. banking industry has strengthened recently. Another area of opportunity, we believe, is the commercial mortgage-backed securities market. These are newly originated loans on commercial properties such as shopping malls, office buildings and apartments. While providing a high yield, the underwriting criteria on these properties is very conservative. A AAA-rated commercial mortgage-backed security offers an additional 0.3% yield compared to other asset-backed securities. Overall, the credit quality of the securities in the Portfolio remains extremely high, at AA+.

Q. WHAT IS YOUR OUTLOOK?

A. The Federal Reserve Board is clearly on a path to lower interest rates, but in small incremental steps. We expect rates on short- to intermediate-term securities to stay even or drift downward, creating additional capital appreciation opportunities in the Portfolio. With inflation running at 1.5% to 2.5% and the Fed Funds rate at 5.5%, real interest rates are very high by historical standards. In a normal market environment, short-term rates are one to two percentage points above inflation, not three to four percentage points as they are now. In 1996, Federal Reserve policy will be affected by the budget negotiations as well as the outlook for the economy.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT GOAL

The BEA Short Duration Portfolio is an open-end mutual fund that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The Portfolio is normally managed to maintain an average duration of one year, with a maximum of 1.5 years. A one-year duration implies that if interest rates move one percentage point down or up, then the value of the Portfolio should rise or fall by one percentage point. The Portfolio must maintain an average dollar-weighted credit rating of at least single A-, and only investment-grade securities may be included in the Portfolio.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1995

                                             CLIENT         SERVICE       INVESTOR
                                             SHARES         SHARES         SHARES
                                           ----------      ---------      --------
        Inception Date                     12/10/92**      12/29/92*      11/4/93*
        1 Year                                8.30%           7.67%         8.21%
        Since Inception                       5.49%           4.93%         5.39%
        30-Day SEC Yield                      5.82%           6.36%         5.72%

---------------
 * Currently, certain fees are being waived/reimbursed with respect to the BEA Service and Investor shares. If such fees had not been waived/reimbursed, the 30-day SEC yields would have been -10.91% and 5.57% for the BEA Service Shares and BEA Investor Shares, respectively, and total returns would have been lower. This voluntary waiver/reimbursement may be modified or terminated at any time, which would reduce the Portfolio's performance.

** The Portfolio operated as a money market fund from August 28, 1990, through December 9, 1992. This performance is not reflected.

Past performance is no guarantee of future results. Investment return and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Concord Financial Group, Inc. is the distributor of the Portfolio.

A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

AN ALL-SEASON PORTFOLIO

The BEA Short Duration Portfolio performed favorably in both 1994 and 1995, years that experienced dramatically different market environments. 1994 was notable for soaring interest rates, while 1995 was the opposite--a year in which rates fell almost as much as they had risen the year before. The following graphs represent a hypothetical $10,000 investment made at the inception of each class of shares, compared to a hypothetical $10,000 investment in the Merrill Lynch 1-3 Year Government/Treasury Bond Index, an unmanaged index of U.S. Government/Treasury securities with maturities of 1 to 3 years. The Portfolio is now using this index as its benchmark, since it is more appropriate for comparison than the former benchmark, the Merrill Lynch 1-3 Year Government/Agency Index. The indices do not include investment expenses, which an investor would normally incur when making any type of investment. Past performance is not indicative of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                                Merrill Lynch 1-3        Merrill Lynch 1-3
                                                                                      Year                     Year
               Measurement Period                      Client Shares --       Government/Treasury B      Government/Agency
              (Fiscal Year Covered)                   Inception: 12/10/92           ond Index               Bond Index
12/10/92                                                             10000                    10000                    10000
12/31/92                                                             10033                    10056                    10055
12/31/93                                                             10583                    10600                    10629
12/31/94                                                             10874                    10660                    10657
12/31/95                                                             11776                    11833                    11833

                                                                                Merrill Lynch 1-3        Merrill Lynch 1-3
                                                                                      Year                     Year
               Measurement Period                      Service Shares --       Government/Treasury       Government/Agency
              (Fiscal Year Covered)                   Inception: 12/29/92          Bond Index               Bond Index
12/29/92                                                             10000                    10000                    10000
12/31/92                                                              9993                    10008                    10012
12/31/93                                                             10497                    10549                    10584
12/31/94                                                             10733                    10609                    10612
12/31/95                                                             11556                    11776                    11777

                                                                                Merrill Lynch 1-3        Merrill Lynch 1-3
                                                                                      Year                     Year
               Measurement Period                     Investor Shares --       Government/Treasury       Government/Agency
              (Fiscal Year Covered)                   Inception: 11/04/93          Bond Index               Bond Index
11/04/93                                                             10000                    10000                    10000
12/31/93                                                             10059                    10059                    10066
12/31/94                                                             10349                    10116                    10093
12/31/95                                                             11198                    11229                    11228

THE INFINITY MUTUAL FUNDS, INC.
BEA SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                    MOODY'S/S&P                       PRINCIPAL
                                                     RATINGS              MATURITY     AMOUNT
                                                    (UNAUDITED)   RATE      DATE        (000)         VALUE
                                                    ----------    ----    --------    ---------    ------------
LONG-TERM INVESTMENTS -- 71.7%
CORPORATE OBLIGATIONS -- 50.4%
ASSET BACKED SECURITIES -- 45.2%
  AFC Home Equity Loan Trust, Ser. 94-1, Class
    1A...........................................    AAA/Aaa      6.40%    3/25/25     $ 1,705     $  1,715,364
  American Express Master Trust, Ser. 94-1, Class
    A............................................    AAA/Aaa      7.15     8/15/99       3,000        3,116,397
  Choice Credit Card Master Trust, Ser. 92-2,
    Class A......................................    AAA/Aaa      6.18     4/15/99       2,000        2,000,558
  Dan Mall Financial, Class A-1, 144A**(b).......     AA/Aaa      6.36    10/20/04       2,130        2,131,331
  Discover Card Trust, Ser. 91-D, Class A........    AAA/Aaa      8.00    10/16/00       4,500        4,755,820
  First USA Credit Card Master Trust, Ser. 94-3,
    Class A**....................................    AAA/Aaa      6.22    12/15/99       5,000        5,010,845
  Fleetwood Credit Corp., Grantor Trust, Ser.
    92-A.........................................    AAA/Aaa      7.10     2/15/07         694          701,905
  Fleetwood Credit Corp., Grantor Trust, Ser.
    94-B.........................................    AAA/Aaa      6.75     3/15/10       1,517        1,549,523
  Ford Credit Grantor Trust, Ser. 94-B, Class
    A............................................    AAA/Aaa      7.30    10/15/99       3,184        3,250,474
  General Electric Equipment Trust 93-A,
    144A(b)......................................    AAA/Aaa      4.15    11/10/98         552          549,071
  General Motors Acceptance Corp., Ser. 1992-D,
    Grantor Trust................................    AAA/Aaa      5.55     5/15/97         185          184,416
  Green Tree Financial, Grantor Trust, Ser.
    94-A.........................................    NR/Baa3      6.90     2/15/04       2,171        2,179,915
  Green Tree Financial, Grantor Trust, Ser. 93-1,
    Class A2.....................................    AAA/Aa2      6.10     4/15/18       2,300        2,322,308
  Green Tree Financial, Grantor Trust, Ser.
    93-1.........................................     NR/Aa2      4.90     4/15/18       1,178        1,175,155
  Green Tree Financial, Grantor Trust, Ser. 94-8,
    Class A1.....................................     NR/Aaa      7.75     4/15/25       2,311        2,327,933
  Green Tree Financial, Grantor Trust, Ser. 95-6,
    Class A3.....................................    AAA/Aaa      6.65    11/15/25       2,250        2,320,243
  John Deere Owner Trust, Ser. 94-A, Class A**...    AAA/Aaa      6.11    10/15/01       1,835        1,833,397
  Kearny St. Real Estate Co.**...................    AAA/Aa1      6.15    10/15/02         632          632,338
  Lehman Brothers Mortgage Trust, Ser. 92-M1**...    AA+/Aa2      6.59    11/25/01          18           18,323
  Nacional Financiera Trust Division, 144A**
    ***(b).......................................     NR/NR       8.39     3/31/99         687          611,104
  Nomura Assets Securities Corp., Ser. 1994
    MDII**.......................................     NR/NR       7.24      7/7/03       1,225        1,261,707
  SAAB Trust, Ser. 1994-A, 144A(b)...............    AAA/Aaa      6.15     4/11/00         762          761,655
  Sears Credit Acct. Trust, Ser. 1992-A..........    AAA/Aaa      5.90    11/15/98       1,925        1,931,812

                                                                       Continued

                                                    MOODY'S/S&P                       PRINCIPAL
                                                     RATINGS              MATURITY     AMOUNT
                                                    (UNAUDITED)   RATE      DATE        (000)         VALUE
                                                    ----------    ----    --------    ---------    ------------
  Security Pacific Acceptance Corp., Ser. 92-2,
    Class A2.....................................    AAA/Aaa      7.10%    6/15/12     $ 2,005     $  2,044,583
  Security Pacific Home Equity Loan, Ser. 91-2,
    Class A**....................................    AAA/Aaa      8.10     6/15/20         121          126,009
  Volvo Auto Receivable Grantor Trust, Ser.
    1992A........................................    AAA/Aaa      4.65     6/15/98         541          538,912
  Vornado Finance Corp., 144A**(b)...............    AAA/Aaa      6.43     12/1/00       4,550        4,545,905
                                                                                                   ------------
                                                                                                     49,597,003
                                                                                                   ------------
MEDIUM TERM NOTES -- DOMESTIC -- 3.4%
  General Motors Acceptance Corp.................   BBB+/Baa1     8.25%    8/29/96       2,000        2,033,424
  General Motors Acceptance Corp.................   BBB+/Baa1     7.75%   12/10/96       1,650        1,683,172
                                                                                                   ------------
                                                                                                      3,716,596
                                                                                                   ------------
CORPORATE NOTE -- 1.8%
  Time Warner....................................    BBB-/Ba1     6.84     8/15/00       2,000        2,008,820
                                                                                                   ------------
Total Corporate Obligations (cost $54,590,140)...                                                    55,322,419
                                                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 19.5%
  Federal Home Loan Mortgage Corp., Pool
    #M16724......................................    AAA/Aaa*     6.00     12/1/97          19           19,268
  Federal Home Loan Mortgage Corp., Pool
    #L70346......................................    AAA/Aaa*     6.00      9/1/98          16           16,211
  Federal Home Loan Mortgage Corp., Pool
    #L71120......................................    AAA/Aaa*     6.00     11/1/98         137          138,055
  Federal Home Loan Mortgage Corp., Pool
    #L71539......................................    AAA/Aaa*     6.00      1/1/99         671          674,448
  Federal Home Loan Mortgage Corp., Pool
    #L71700......................................    AAA/Aaa*     6.00      1/1/99         472          474,220
  Federal Home Loan Mortgage Corp., Pool
    #L71935......................................    AAA/Aaa*     6.00      3/1/99          28           28,253
  Federal Home Loan Mortgage Corp., Pool
    #L71984......................................    AAA/Aaa*     6.00      3/1/99         132          132,786
  Federal Home Loan Mortgage Corp., Pool
    #L72002......................................    AAA/Aaa*     6.00      3/1/99         464          466,393
  Federal Home Loan Mortgage Corp., Pool
    #L72033......................................    AAA/Aaa*     6.00      3/1/99          91           91,666
  Federal Home Loan Mortgage Corp., Pool
    #G50147......................................    AAA/Aaa*     6.00      4/1/99         140          140,411
  Federal Home Loan Mortgage Corp., Pool
    #L72140......................................    AAA/Aaa*     6.00      4/1/99          99           99,783
  Federal Home Loan Mortgage Corp., Pool
    #L72151......................................    AAA/Aaa*     6.00      4/1/99         491          493,164
  Federal Home Loan Mortgage Corp., Pool
    #L72170......................................    AAA/Aaa*     6.00      4/1/99         662          665,402
  Federal Home Loan Mortgage Corp., Pool
    #L72207......................................    AAA/Aaa*     6.00      4/1/99         551          553,720

                                                                       Continued

                                                    MOODY'S/S&P                       PRINCIPAL
                                                     RATINGS              MATURITY     AMOUNT
                                                    (UNAUDITED)   RATE      DATE        (000)         VALUE
                                                    ----------    ----    --------    ---------    ------------
  Federal Home Loan Mortgage Corp., Pool
    #M90328......................................    AAA/Aaa*     6.00%     4/1/99     $   753     $    756,382
  Federal Home Loan Mortgage Corp., Pool
    #L72378......................................    AAA/Aaa*     6.00      5/1/99          31           30,658
  Federal Home Loan Mortgage Corp., Pool
    #L72529......................................    AAA/Aaa*     6.00      6/1/99         292          293,126
  Federal Home Loan Mortgage Corp., Pool
    #L72556......................................    AAA/Aaa*     6.00      6/1/99          34           33,862
  Federal Home Loan Mortgage Corp., Pool
    #L72746......................................    AAA/Aaa*     6.00      6/1/99         253          254,435
  Federal Home Loan Mortgage Corp., Pool
    #L90109......................................    AAA/Aaa*     6.00      6/1/99         696          699,089
  Federal Home Loan Mortgage Corp., Pool
    #G50180......................................    AAA/Aaa*     6.00      7/1/99         190          190,735
  Federal Home Loan Mortgage Corp., Pool
    #L72657......................................    AAA/Aaa*     6.00      7/1/99         710          713,845
  Federal National Mortgage Assn., Pool
    #190856......................................    AAA/Aaa*     7.50      2/1/00       6,821        6,980,946
  Federal Mortgage National Assn., 91-59.........    AAA/Aaa*     8.50     2/25/15         789          790,542
  Federal Home Loan Mortgage Corp., Ser. 1184,
    Class F......................................    AAA/Aaa*     8.00    12/15/18       2,450        2,496,719
  Federal Home Loan Mortgage Corp., Ser.
    1990-108, Class E............................    AAA/Aaa*     8.50     6/25/19       1,807        1,843,598
  Government National Mortgage Assn., Pool
    #008765......................................    AAA/Aaa*     5.50    12/20/25       2,380        2,383,687
                                                                                                   ------------
U.S. Government Agency Obligations
  (cost $20,946,532).............................                                                    21,461,404
                                                                                                   ------------
TAXABLE MUNICIPAL BOND -- 1.8%
  Industrial Dev. Board of Selma, Alabama (FRN)
    (cost $2,000,000)............................     A1+/NR      6.28      4/1/99       2,000        2,000,000
                                                                                                   ------------
Total Long-Term Investments (cost $77,536,672)...                                                    78,783,823
                                                                                                   ------------
SHORT-TERM INVESTMENTS -- 24.8%
TIME DEPOSITS -- 4.9%
  Fifth Third Bancorp (cost $5,400,000)..........                 5.81      1/2/96       5,400        5,400,000
                                                                                                   ------------

                                                                       Continued

                                                    MOODY'S/S&P                       PRINCIPAL
                                                     RATINGS              MATURITY     AMOUNT
                                                    (UNAUDITED)   RATE      DATE        (000)         VALUE
                                                    ----------    ----    --------    ---------    ------------
BANK NOTES -- 10.0%
  Capital One Bank...............................    NR/Baa3      7.52%    2/15/96     $ 2,500     $  2,504,914
  Den Norske Bank**..............................   BBB+/Baa1     6.13    11/30/39       1,850        1,460,297
  Hong Kong & Shanghai Bank**....................   BBB+/Baa1     6.13     7/30/49       3,000        2,327,550
  Lloyds Bank, PLC**.............................     AA/Aa2      6.06    11/30/49       2,000        1,664,600
  Okobank, 144A**(b).............................     NR/A3       7.33    10/14/49       3,000        2,994,000
                                                                                                   ------------
Total Bank Notes (cost $10,867,312)..............                                                    10,951,361
                                                                                                   ------------
U.S GOVERNMENT GUARANTEED NOTES -- 5.5%
  Agency for International Development -- Bolivia
    (FRN)***.....................................    A1+/P1*      6.09      6/1/10       3,590        3,599,304
  Agency for International Development -- Panama
    (FRN)***.....................................    A1+/P1*      7.07      1/1/07       2,441        2,465,885
                                                                                                   ------------
Total U.S. Government Guaranteed Notes (cost
  $6,187,630)....................................                                                     6,065,189
                                                                                                   ------------
CORPORATE OBLIGATION -- 4.4%
MEDIUM TERM NOTE -- DOMESTIC -- 4.4%
  General Electric Capital Corp. (cost
    $4,800,000)..................................    AAA/Aaa      5.76%     6/3/96       4,800        4,803,182
                                                                                                   ------------
Total Short-Term Investments (cost
  $27,254,942)...................................                                                    27,219,732
                                                                                                   ------------
INTEREST RATE CAP BUYOUTS+ -- 0.1%
  Interest rate cap buyout on Agency for
    International Development -- Bolivia (FRN),
    due 6/1/10...................................                                                        29,500
  Interest rate cap buyout on Agency for
    International Development -- Panama (FRN),
    due 1/1/07...................................                                                        32,717
                                                                                                   ------------
Total Interest Rate Cap Buyouts (cost
  $135,979)......................................                                                        62,217
                                                                                                   ------------

                                                                       Continued

                                                                                                      VALUE
                                                                                                   ------------
TOTAL INVESTMENTS (COST
  $104,927,593)(a) -- 96.6%......................                                                  $106,065,772
OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.4%....                                                     3,767,963
                                                                                                   ------------
NET ASSETS -- 100.0%.............................                                                  $109,833,735
                                                                                                    ===========

---------------
Percentages indicated are based on net assets of $109,833,735.
   * Implied long-term rating.
  ** Variable rate security. The maturity date reflects the final maturity. The rate resets daily, weekly, monthly or quarterly.
 *** Illiquid securities.
FRN Floating Rate Note.
   + Interest rate cap buyouts give the holder the right to continue to receive interest payments on a floating rate debt obligation at a current interest rate which exceeds its stated interest rate cap.
 (a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                           Unrealized appreciation........   $1,424,911
                           Unrealized depreciation........     (286,732)
                                                             ----------
                           Net unrealized appreciation....   $1,138,179
                                                             ==========

 (b) 144a security which is restricted as to resale to institutional investors. NR Not rated.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
BEA SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS
  Investments at value (cost $104,927,593)....................................................   $106,065,772
  Cash........................................................................................         57,137
  Receivable from brokers for investment securities sold......................................      5,115,308
  Interest receivable.........................................................................        888,078
  Receivable from administrator...............................................................          5,282
  Deferred organization costs.................................................................         38,079
  Prepaid expenses............................................................................         21,807
                                                                                                 ------------
Total assets..................................................................................    112,191,463
                                                                                                 ------------
LIABILITIES
  Payable to brokers for investment securities purchased......................................      1,706,776
  Payable for Portfolio shares redeemed.......................................................        575,598
  Accrued expenses and other payables:
    Advisory fees.............................................................................         12,824
    Distribution fees (BEA Service Shares)....................................................            363
    Special investors services fees (BEA Investor Shares).....................................            412
    Other.....................................................................................         61,755
                                                                                                 ------------
Total liabilities.............................................................................      2,357,728
                                                                                                 ------------
NET ASSETS....................................................................................   $109,833,735
                                                                                                 ============
Net Asset Value and Redemption Price Per Share:
BEA Client Shares:
  ($76,354,064/15,303,343 shares of common stock issued and outstanding)......................          $4.99
                                                                                                         ====
BEA Service Shares:
  ($1,006/202 shares of common stock issued and outstanding)..................................          $4.99
                                                                                                         ====
BEA Investor Shares:
  ($33,478,665/6,714,212 shares of common stock issued and outstanding).......................          $4.99
                                                                                                         ====
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par ($0.001 per share)...........................................   $     22,029
  Additional paid-in-capital..................................................................    109,971,156
  Net unrealized appreciation from investments................................................      1,138,179
  Accumulated net realized losses from securities transactions................................     (1,297,629)
                                                                                                 ------------
Net Assets, December 31, 1995.................................................................   $109,833,735
                                                                                                 ============

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
BEA SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest..............................................................................               $7,700,360
Expenses
  Advisory fees.......................................................................   $177,405
  Administration fees.................................................................    141,924
  Distribution fees (BEA Service Shares)..............................................      6,047
  Special investors services fees (BEA Service Shares)................................      3,629
  Special investors services fees (BEA Investor Shares)...............................     48,379
  Custodian fees and expenses.........................................................     80,797
  Audit fees..........................................................................     26,718
  Legal fees..........................................................................      9,192
  Insurance expense...................................................................      8,256
  Directors' fees.....................................................................      5,001
  Registration fees...................................................................     82,680
  Amortization of organization expenses...............................................     35,361
  Transfer agent fees and expenses....................................................    101,855
  Reports to shareholders.............................................................     16,979
  Other expenses......................................................................      4,460
                                                                                         --------
    Total expenses before waivers/reimbursements......................................    748,683
    Waivers/reimbursements............................................................    (69,183)
                                                                                         --------
    Total expenses....................................................................                  679,500
                                                                                                     ----------
Net Investment Income.................................................................                7,020,860
                                                                                                     ----------
REALIZED AND UNREALIZED GAINS FROM SECURITIES TRANSACTIONS
  Net realized gains from securities transactions.....................................                   77,225
  Net change in unrealized appreciation from investments..............................                2,319,671
                                                                                                     ----------
Net Realized and Unrealized Gains from Investments....................................                2,396,896
                                                                                                     ----------
Net Increase in Net Assets Resulting from Operations..................................               $9,417,756
                                                                                                      =========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
BEA SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                             YEARS ENDED
                                                                                                    -----------------------------
                                                                                                    DECEMBER 31,     DECEMBER 31,
                                                                                                        1995             1994
                                                                                                    ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment income..........................................................................    $ 7,020,860      $ 7,812,150
 Net realized gains (losses) from securities transactions.......................................         77,225       (1,979,182)
 Net realized losses from written options.......................................................             --         (152,764)
 Net change in unrealized appreciation (depreciation) from investments..........................      2,319,671       (1,488,480)
                                                                                                    ------------
   Net increase in net assets resulting from operations.........................................      9,417,756        4,191,724
                                                                                                    ------------
Dividends to shareholders from net investment income:
 BEA Client Shares..............................................................................     (4,611,592)      (5,767,040)
 BEA Service Shares.............................................................................       (124,208)        (467,510)
 BEA Investor Shares............................................................................     (1,754,109)      (1,577,600)
                                                                                                    ------------
Total dividends to shareholders from net investment income......................................     (6,489,909)      (7,812,150)
                                                                                                    ------------
Dividends to shareholders in excess of net investment income:
 BEA Client Shares..............................................................................        (75,299)         --
 BEA Service Shares.............................................................................         (2,028)         --
 BEA Investor Shares............................................................................        (28,642)         --
                                                                                                    ------------
Total dividends to shareholders in excess of net investment income..............................       (105,969)         --
                                                                                                    ------------
Return of capital distributions:
 BEA Client Shares..............................................................................       (301,983)         --
 BEA Service Shares.............................................................................         (8,134)         --
 BEA Investor Shares............................................................................       (114,865)         --
                                                                                                    ------------
Total return of capital distributions...........................................................       (424,982)         --
                                                                                                    ------------
Total dividends and distributions to shareholders...............................................     (7,020,860)      (7,812,150)
                                                                                                    ------------
Portfolio Share Transactions
 Net proceeds from shares subscribed............................................................      5,826,109       25,650,871
 Net asset value of shares issued to shareholders in reinvestment of dividends and
   distributions................................................................................      6,920,991        7,807,109
 Cost of shares redeemed........................................................................    (48,396,100)     (68,274,864)
                                                                                                    ------------
   Net decrease in net assets from Portfolio share transactions.................................    (35,649,000)     (34,816,884)
                                                                                                    ------------
Total Decrease..................................................................................    (33,252,104)     (38,437,310)
NET ASSETS
 Beginning of period............................................................................    143,085,839      181,523,149
                                                                                                    ------------
 End of period..................................................................................    $109,833,735     $143,085,839
                                                                                                    ============
SHARE TRANSACTIONS:
 Issued.........................................................................................      1,174,247        5,137,806
 Reinvested.....................................................................................      1,398,285        1,579,413
 Redeemed.......................................................................................     (9,814,580)     (13,713,349)
                                                                                                    ------------
 Change in shares...............................................................................     (7,242,048)      (6,996,130)
                                                                                                    ============

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
BEA SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

     The Infinity Mutual Funds, Inc., (the "Fund") was organized as a Maryland corporation on March 6, 1990 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Fund operates as a series company currently comprising twelve portfolios. The accompanying financial statements and notes relate only to the BEA Short Duration Portfolio (the "Portfolio"). The Portfolio seeks to provide investors with as high a level of current income as is consistent with the preservation of capital.

     The Portfolio issues three classes of shares as follows: BEA Client Shares, BEA Service Shares and BEA Investor Shares. BEA Client Shares, BEA Service Shares and BEA Investor Shares are substantially the same, except as follows:
(a) BEA Service Shares bear fees payable to the Distributor under a plan adopted by the Fund's Board of Directors pursuant to Rule 12b-1 under the Act (the "Distribution Plan") and (b) BEA Service Shares and BEA Investor Shares bear fees payable to certain service organizations under the Special Investors Services Plan (the "Services Plan"). In addition to the fees paid pursuant to the Distribution Plan and the Services Plan by the relevant class, each class also bears the expenses associated with the printing of their shareholder reports, transfer agent fees and expenses and registration fees.

     At December 31, 1995, there were one billion shares of the Portfolio's $0.001 par value capital stock authorized, of which 500 million shares were classified as BEA Client Shares, 250 million shares were classified as BEA Service Shares and 250 million shares were classified as BEA Investor Shares.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

A) Securities Valuation

     Portfolio securities are valued through the use of an independent pricing service (the "Service") approved by the Board of Directors. The Service values portfolio securities at the mean between the most recent bid and asked prices based upon its evaluation of the market for such securities. Portfolio securities which cannot be valued as set forth above are valued by independent broker dealer quotes. Investment securities denominated in foreign currencies are valued in U.S. dollars using market quotes as provided by the Service. Debt securities with remaining maturities of 60 days of less are normally valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased with more than 60 days to maturity, at their market value each day until the 61st day prior to maturity, and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and such valuation.

B) Securities Transactions and Investment Income

     Securities transactions are recorded on the trade date. Realized gains and losses on the sales of investments are calculated on the identified cost basis. Interest income, including accretion of discount and amortization of premium on investments, is accrued daily. The investment income of the Portfolio is allocated to the separate classes of shares based upon the relative net asset value of each class.

C) Expenses

     Organization costs were deferred and are being amortized by the Portfolio on a straight-line basis for five years. Direct expenses of the Portfolio are borne solely by the Portfolio and general Fund expenses are allocated among the Fund's respective investment portfolios.

     All other expenses (other than transfer agent fees and expenses, reports to shareholders expenses, registration and filing fees, and Securities and Exchange Commission filing fees) are allocated to their separate classes of shares based upon the relative net asset value of each class.

D) Federal Income Taxes

     It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its income to shareholders. Therefore, no federal income tax provision is required.

     At December 31, 1995, the Portfolio has a capital loss carryover of approximately $1,297,629 which is available to offset future net realized gains on securities transactions to the extent provided for in the Code. Such capital loss carryover will expire December 31, 2002.

E) Dividends and Distributions

     Dividends are declared daily to shareholders of record at the close of business on the day of declaration and are paid monthly. Distributions of net realized gains, if any, will be paid at least annually. Dividends and distributions are recorded on the ex-dividend date. Distributions from net investment income and from net realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Timing differences relating to shareholder distributions have been reclassified to paid-in-capital. These differences are primarily due to deferrals of certain losses and expiring capital loss carryovers.

     Effective January 1, 1995, the Fund adopted Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies. As a result of this statement, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, amounts as of December 31, 1995 have been restated to reflect a decrease in paid-in-capital of $964,751, an increase in undistributed net investment income of $551,191 and a decrease in accumulated net realized losses on investments of $413,560. In addition, the Fund reclassified $551,191 from accumulated net realized gains (losses) on investments to undistributed net investment income (loss) resulting from losses on paydowns on asset-backed securities held by the Fund.

F) Use of Estimates

     Estimates and assumptions are required to be made regarding assets, liabilities, and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS
           WITH AFFILIATES

     BEA Associates ("BEA") serves as the Portfolio's investment adviser. Concord Holding Corporation ("Concord") serves as the Portfolio's administrator and Concord Financial Group, Inc. (the "Distributor") serves as the distributor of the Portfolio's shares. Concord and the Distributor are each a subsidiary of The BISYS Group, Inc.

     As investment adviser, BEA supervises and assists in the overall operations of the Portfolio. Pursuant to the terms of the Investment Advisory Agreement, BEA is entitled to a fee from the Portfolio at an annual rate of 0.15% of the Portfolio's average daily net assets.

     As administrator, Concord assists in supervising the operations of the Portfolio. Pursuant to the terms of the Administration Agreement, Concord is entitled to a fee from the Portfolio at an annual rate of 0.12% of the Portfolio's average daily net assets.

     Concord and BEA have voluntarily agreed to limit the aggregate expenses of the Portfolio (generally including fees payable to Concord and BEA but excluding brokerage commissions, extraordinary expenses and fees payable under the Distribution Plan and the Services Plan) to 0.55%, 0.70% and 0.95% of the Portfolio's average daily net assets of the BEA Client Class, BEA Investor Class and BEA Service Class, respectively. If such expenses exceed this limitation, Concord and BEA will reimburse the Portfolio for any such excess expenses. For the year ended December 31, 1995, Concord and BEA reimbursed or agreed to reimburse expenses in the amount of $26,550 and $12,785 for BEA Service Shares and BEA Investor Shares, respectively, in order to comply with this voluntary expense limitation.

     Pursuant to the Distribution Plan, the Portfolio pays the Distributor for advertising, marketing and distributing BEA Service Shares at an annual rate of 0.25% of the average daily net assets of BEA Service Shares. For the year ended December 31, 1995, BEA Service Shares incurred $6,047 pursuant to the Plan.

     Pursuant to the Special Investors Services Plan, the Portfolio has agreed to pay one or more service organizations, including BEA Associates, a fee at an annual rate of up to 0.15% of the average daily net assets of the outstanding BEA Service Shares and BEA Investor Shares for shareholder services provided to holders of the BEA Service Shares and BEA Investor Shares. For the year ended December 31, 1995, BEA Service Shares and BEA Investor Shares incurred $3,629 and $48,379, respectively, pursuant to the Special Investors Services Plan. For the year ended December 31, 1995, fees in the amount of $29,848 were waived with respect to the BEA Investor Shares.

     Certain officers and Directors of the Fund are affiliated persons (as defined in the Act) of Concord. Each nonaffiliated Director receives an annual fee of $5,000 and a meeting fee of $1,250 per meeting for services relating to all of the portfolios constituting the Fund.

NOTE 4 -- CONCENTRATION OF CREDIT RISK

     The Portfolio invests a portion of its assets in a diversified portfolio of U.S. dollar denominated fixed income securities as disclosed in the portfolio of investments by security type. The issuer's abilities to meet their obligations may be affected by domestic economic, regional and political developments.

     The Portfolio had the following concentrations of securities at December 31, 1995 (as a percentage of total investments):

Asset Backed Securities.............     46.8%
U.S. Government
  Obligations/Agencies..............     26.0%
Bank Notes..........................     10.3%
Corporate & Medium Term Notes.......      9.9%
Other...............................      5.1%
Taxable Municipal Bonds.............      1.9%
                                       -------
                                        100.0%
                                       ========

NOTE 5 -- SECURITIES TRANSACTIONS

     For the year ended December 31, 1995, the cost of purchases and the proceeds from sales of the Portfolio's securities (excluding short-term investments) amounted to $48,241,653 and $59,844,889, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS
     Transactions in capital shares for the Portfolio are summarized below:

                                  YEAR ENDED
                         ----------------------------
                         DECEMBER 31,    DECEMBER 31,
                             1995            1994
                         ------------    ------------
BEA CLIENT SHARES:
  Shares sold.........       703,605       2,638,306
  Shares issued in
    reinvestment of
    dividends and
    distributions.....       988,897       1,166,616
  Shares redeemed.....    (8,196,200)     (5,933,028)
                         ------------    ------------
  Net decrease in BEA
    Client Shares.....    (6,503,698)     (2,128,106)
                         ------------    ------------
BEA SERVICE SHARES:
  Shares sold.........       192,373         503,490
  Shares issued in
    reinvestment of
    dividends and
    distributions.....        26,033          92,536
  Shares redeemed.....    (1,357,212)     (6,812,195)
                         ------------    ------------
  Net decrease in BEA
    Service Shares....    (1,138,806)     (6,216,169)
                         ------------    ------------
BEA INVESTOR SHARES:
  Shares sold.........       278,269       1,996,010
  Shares issued in
    reinvestment of
    dividends and
    distributions.....       383,355         320,261
  Shares redeemed.....      (261,168)       (968,126)
                         ------------    ------------
  Net increase in BEA
    Investor Shares...       400,456       1,348,145
                         ------------    ------------
  Net decrease in
    Portfolio
    Shares............    (7,242,048)     (6,996,130)
                         ============    ============

THE INFINITY MUTUAL FUNDS, INC.
BEA SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     YEARS ENDED
                                     ----------------------------------------------------------------------------
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         1995            1994            1993           1992**          1991**
                                     ------------    ------------    ------------    ------------    ------------
BEA CLIENT SHARES:
NET ASSET VALUE, BEGINNING OF
  PERIOD............................   $   4.89        $   5.01        $   5.00        $   5.00        $   5.00
                                     ------------    ------------    ------------    ------------    ------------
Income from investment operations:
  Net investment income.............       0.30            0.25            0.22            0.20            0.32
  Net realized and unrealized
    gains/(losses) on securities
    transactions....................       0.10           (0.12)           0.05            0.01              --
                                     ------------    ------------    ------------    ------------    ------------
Total from investment operations....       0.40            0.13            0.27            0.21            0.32
                                     ------------    ------------    ------------    ------------    ------------
Less dividends and distributions:
  Dividends from net investment
    income..........................      (0.28)          (0.25)          (0.22)          (0.20)          (0.32)
  Return of capital distributions...      (0.02)             --              --              --              --
  Distributions from net realized
    gains on securities
    transactions....................         --              --           (0.04)          (0.01)             --
                                     ------------    ------------    ------------    ------------    ------------
Total dividends and distributions...      (0.30)          (0.25)          (0.26)          (0.21)          (0.32)
                                     ------------    ------------    ------------    ------------    ------------
Net change in net asset value.......       0.10           (0.12)           0.01              --              --
                                     ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD......   $   4.99        $   4.89        $   5.01        $   5.00        $   5.00
                                     ============    ============    ============    ============    ============
Total Return........................       8.30%           2.75%           5.06%           4.28%           6.55%
Ratios/Supplemental Data:
  Net assets, end of period (000)...   $ 76,354        $106,659        $119,854        $126,619        $205,302
  Ratio of expenses to average net
    assets..........................       0.54%           0.48%           0.50%           0.16%           0.15%
  Ratio of net investment income to
    average net assets..............       5.98%           5.12%           4.44%           4.09%           6.34%
  Ratio of expenses to average net
    assets*.........................       0.54%           0.48%           0.51%           0.27%           0.26%
  Ratio of net investment income to
    average net assets*.............       5.98%           5.12%           4.43%           3.98%           6.23%
  Portfolio Turnover................         69%            263%            407%             70%             --

---------------
 * During the period, certain fees were voluntarily reduced and/or certain expenses were reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
** Immediately after the close of business on December 9, 1992 the Portfolio underwent a reverse 5 for 1 stock split. Subsequently, the Portfolio changed its investment objective from that of a money market with a stable net asset value of $1.00 per share, to a non-money market fund with a fluctuating net asset value.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
BEA SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   YEARS ENDED
                                                   --------------------------------------------    PERIOD ENDED
                                                   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                       1995            1994            1993           1992*
                                                   ------------    ------------    ------------    ------------
BEA SERVICE SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD............      $ 4.89          $ 5.01         $   5.00         $ 5.01
                                                       -----          ------       ------------       ------
Income from investment operations:
  Dividends from net investment income..........        0.27            0.23             0.20             --
  Net realized and unrealized gains/(losses) on
    securities transactions.....................        0.10           (0.12)            0.05             --
                                                       -----          ------       ------------       ------
Total from investment operations................        0.37            0.11             0.25             --
                                                       -----          ------       ------------       ------
Less dividends and distributions:
  Dividends from net investment income..........       (0.25)          (0.23)           (0.20)            --
  Return of capital distributions...............       (0.02)             --               --             --
  Distributions from net realized gains on
    securities transactions.....................          --              --            (0.04)         (0.01)
                                                       -----          ------       ------------       ------
Total Distributions.............................       (0.27)          (0.23)           (0.24)         (0.01)
                                                       -----          ------       ------------       ------
Net change in net asset value...................        0.10           (0.12)            0.01          (0.01)
                                                       -----          ------       ------------       ------
NET ASSET VALUE, END OF PERIOD..................      $ 4.99          $ 4.89         $   5.01         $ 5.00
                                                   ============    ============    ============    ============
Total Return....................................        7.67%           2.25%            4.62%          0.33%(a)
Ratios/Supplemental Data:
  Net assets, end of period (000)...............      $    1          $5,566         $ 36,821         $1,085
  Ratio of expenses to average net
    assets......................................        0.95%           0.95%            0.93%          0.79%(b)
  Ratio of net investment income to average net
    assets......................................        5.58%           4.46%            4.01%          4.77%(b)
  Ratio of expenses to average net assets**.....        2.06%           1.29%            0.98%          0.79%(b)
  Ratio of net investment income to average net
    assets**....................................        4.48%           4.12%            3.96%          4.77%(b)
  Portfolio Turnover............................          69%            263%             407%            70%

---------------
 * Period from December 29, 1992 (initial offering of Service Shares) through December 31, 1992.
** During the period, certain fees were voluntarily reduced and/or certain expenses were reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Total return is not annualized, as it may not be representative of the total return for the year.
(b) Annualized.
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
BEA SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         YEARS ENDED
                                                                 ----------------------------    PERIOD ENDED
                                                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                     1995            1994           1993*
                                                                 ------------    ------------    ------------
BEA INVESTOR SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD..........................     $   4.89        $   5.00        $   5.04
                                                                 ------------    ------------    ------------
Income from investment operations:
  Dividends from net investment income........................         0.29            0.25            0.03
  Net realized and unrealized gains/(losses) on securities
    transactions..............................................         0.10           (0.11)             --
                                                                 ------------    ------------    ------------
Total from investment operations..............................         0.39            0.14            0.03
                                                                 ------------    ------------    ------------
Less dividends and distributions:
  Dividends from net investment income........................        (0.27)          (0.25)          (0.03)
  Return of capital distributions.............................        (0.02)             --              --
  Distributions from net realized gains on securities
    transactions..............................................           --              --           (0.04)
                                                                 ------------    ------------    ------------
Total Distributions...........................................        (0.29)          (0.25)          (0.07)
                                                                 ------------    ------------    ------------
Net change in net asset value.................................         0.10           (0.11)          (0.04)
                                                                 ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD................................     $   4.99        $   4.89        $   5.00
                                                                 ============    ============    ============
Total Return..................................................         8.21%           2.88%           0.59%(a)
Ratios/Supplemental Data:
  Net assets, end of period (000).............................     $ 33,479        $ 30,861        $ 24,847
  Ratio of expenses to average net assets.....................         0.63%           0.55%           0.55%(b)
  Ratio of net investment income to average net assets........         5.90%           5.03%           4.48%(b)
  Ratio of expenses to average net assets**...................         0.76%           0.71%           0.70%(b)
  Ratio of net investment income to average net assets**......         5.77%           4.87%           4.33%(b)
  Portfolio Turnover..........................................           69%            263%            407%

---------------
 * Period from November 4, 1993 (initial offering of Investor Shares) through December 31, 1993.
** During the period, certain fees were voluntarily reduced and/or certain expenses were reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Total return is not annualized, as it may not be representative of the total return for the year.
(b) Annualized.

See Notes to Financial Statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors
The Infinity Mutual Funds, Inc.:

     We have audited the accompanying statement of assets and liabilities of the BEA Short Duration Portfolio (formerly Pegasus Prime Portfolio) (one of the portfolios constituting The Infinity Mutual Funds, Inc.), including the portfolio of investments as of December 31, 1995, the related statement of operations for the year then ended, the related statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. As to securities purchased but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BEA Short Duration Portfolio as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

New York, New York

February 9, 1996

Federal Income Tax Status of Dividends (Unaudited)
--------------------------------------------------------------------------------

The Infinity Mutual Funds, Inc. -- BEA Short Duration Portfolio has determined that 100% of the dividends paid during the year ended December 31, 1995 were paid from net investment income and net realized gains and are subject to federal income tax. Of these dividends, 11.58% was derived from U.S. Government Obligations.

                         [INFINITY MUTUAL FUNDS LOGO]

                 ------------------------------------------------
                         THE INFINITY MUTUAL FUNDS, INC.
                                3435 Stelzer Road
                                Columbus, OH 43219
                                  1-800-852-9730

                 ------------------------------------------------
                                INVESTMENT ADVISER
                                  BEA ASSOCIATES
                               One Citicorp Center
                               153 East 53rd Street
                                New York, NY 10019

                 ------------------------------------------------
                                  ADMINISTRATOR
                           CONCORD HOLDING CORPORATION
                                3435 Stelzer Road
                                Columbus, OH 43219

                 ------------------------------------------------
                                   DISTRIBUTOR
                          CONCORD FINANCIAL GROUP, INC.
                                3435 Stelzer Road
                                Columbus, OH 43219

                 ------------------------------------------------
                                    CUSTODIAN
                               THE BANK OF NEW YORK
                               90 Washington Street
                                New York, NY 10286

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                                  TRANSFER AGENT
                           & DIVIDEND DISBURSING AGENT
                               BISYS FUND SERVICES
                                3435 Stelzer Road
                                Columbus, OH 43219

                  This report is not authorized for distribution
             to prospective investors unless preceded or accompanied
                             by a current prospectus.

       COIBEAD95A

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                       THE INFINITY MUTUAL FUNDS, INC.
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                                     BEA
                                SHORT DURATION
                                  PORTFOLIO
                                ANNUAL REPORT
                              December 31, 1995
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                            B         E         A